UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2007

Woodward Governor Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-8408	36-1984010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 E. Drake Road, Fort Collins, Colorado		80525
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	970-482-5811

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On December 6, 2007, the Audit Committee of the Board of Directors (the "Audit Committee") of Woodward Governor Company (the "Company") recommended and approved the dismissal of PricewaterhouseCoopers LLP ("PwC") as the Company’s independent registered public accounting firm.

The reports of PwC on the financial statements of the Company for the fiscal years ended September 30, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal years ended September 30, 2007 and 2006 and through December 6, 2007, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K), if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the Company’s financial statements for such years. During the fiscal years ended September 30, 2007 and 2006 and through December 6, 2007, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PwC with a copy of the above disclosures and has requested that PwC furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. The letter from PwC is filed as Exhibit 16.1 to this Form 8-K.

(b) On December 6, 2007, the Audit Committee appointed Deloitte & Touche LLP ("Deloitte") as the Company’s new independent registered public accounting firm. During the fiscal years ended September 30, 2007 and 2006 and through December 6, 2007, there were no consultations with Deloitte on any matters described in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit
Number Description

16.1 Letter from PricewaterhouseCoopers LLP on change in certifying accountant.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Woodward Governor Company

December 11, 2007	By:	/s/ A. Christopher Fawzy

Name: A. Christopher Fawzy
Title: Vice President, General Counsel and Corporate Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP on change in certifying accountant